UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RPC, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

RPC, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 22, 2025 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The RPC, INC. 2024 Annual Report and 2025 Proxy Statement, which includes a proxy card, are available at https://www.view proxy.com/RPC/2025. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 11, 2025 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or email copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. In the interest of health and safety, the Company may choose to hold our meeting solely by means of remote communication. In this unlikely circumstance, the Company would announce any such updates as promptly as practicable, and details on how to participate would be issued by press release, posted on our website, and filed with the SEC as additional proxy materials. To the Stockholders of RPC, INC., Notice is hereby given that the Annual Meeting of Stockholders of RPC, INC. for Stockholders as of February 28, 2025, will be held on April 22, 2025, at 12:15 p.m. ET at 2170 Piedmont Road, NE, Atlanta, GA 30324 for the following purposes: The Board of Directors recommends a vote “FOR ALL” the nominees listed in Proposal 1; and “FOR” Proposal 2. 1. To elect nine Nominees for a one-year term (expiring 2026) to the Board of Directors: (1) Susan R. Bell (2) Patrick J. Gunning (3) Richard A. Hubbell (4) Amy R. Kreisler (5) Stephen E. Lewis (6) Jerry W. Nix (7) Ben M. Palmer (8) Timothy C. Rollins (9) John F. Wilson 2. To ratify the appointment of Grant Thornton LLP as independent registered public accounting firm for the fiscal year ending December 31, 2025. Note: To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment of the meeting. This is not a ballot. You cannot use this notice to vote your shares in RPC, INC. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this Annual Meeting and permanent delivery preference for future meetings may be requested by one of the following methods AT NO CHARGE TO YOU: Go to https://www.viewproxy.com/RPC/2025. Have the 11-digit control number available when you access the website and follow the instructions. Call (877) 777-2857 TOLL FREE By email at: requests@viewproxy.com * If requesting material by email, please send a blank email with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your email requesting material. You must use the 11-digit control number located in the box below to vote via Internet or to request proxy materials. CONTROL NUMBER INTERNET TELEPHONE EMAIL

RPC, INC. 2025 Annual Meeting Location: 2170 Piedmont Road, NE Atlanta, GA 30324 PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The RPC, INC. 2024 Annual Report and 2025 Proxy Statement, which includes a proxy card HOW TO ACCESS YOUR PROXY MATERIALS View Online: Have your 11-digit control number in hand and visit http://www.viewproxy.com/RPC/2025 Request and Receive a Paper or Email Copy: By Telephone: (877) 777-2857 TOLL FREE or By Internet: http://www.viewproxy.com/RPC/2025 or By Email: requests@viewproxy.com. Please include “RPC, INC.” and your 11-digit control number in the subject line; do not include any other text or message in the email. VOTING METHODS Via Internet: Go to www.AALvote.com/RES Have your 11-digit control number available and follow the prompts. No other personal information is necessary to vote. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Mail: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone: Call (866) 804-9616 and have your 11-digit control number available and follow the prompts. Follow the instructions on the proxy card for voting by telephone. In Person: You may vote your shares in person at the 2025 Annual Meeting on April 22, 2025, at 12:15 p.m. ET at 2170 Piedmont Road, NE, Atlanta, GA 30324. If you wish to attend the 2025 Annual Meeting, please follow the instructions in the materials and bring this notice and proper identification with you to the 2025 Annual Meeting. For directions to the meeting, please call (404) 321-2140.